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                                                                   EXHIBIT 99.10

     TRIPARTY CONTINGENT ASSIGNMENT AGREEMENT dated as of June 7, 2007 (the "Agreement"), among Capital Auto Receivables Asset Trust 2007-SN1 (the "Trust"), GMAC LLC ("GMAC"), and Citibank, N.A. ("Primary Swap Counterparty").

     WHEREAS, the Trust and the Primary Swap Counterparty have entered into the Primary Swap Agreement (hereinafter defined);

     WHEREAS, GMAC and the Primary Swap Counterparty have entered into the Back-to-Back Swap Agreement (hereinafter defined);

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 The following terms shall have the meanings set forth below:

     "Additional Contingent Counterparty" means a Person with the Requisite Rating entering into an agreement substantially similar to this Agreement pursuant to Section 2.02 hereof.

     "Assignment Currency" means United States Dollars.

     "Assignment Currency Equivalent" has the same meaning as the term "Termination Currency Equivalent" as defined in the Primary Swap Agreement.

     "Assignment Date" means the date upon which GMAC receives notice from the Trust of the occurrence of a Designated Event, or if such date is not a Business Day, the next succeeding Business Day.

     "Back-to-Back Swap Agreement" means the ISDA Interest Rate and Currency Exchange Agreement (including the Schedule thereto), dated as of November 1, 1988, and as may be amended, modified and supplemented from time to time, between GMAC and the Primary Swap Counterparty, and each Back-to-Back Confirmation.

     "Back-to-Back Confirmation" means each of the Confirmations evidencing the terms of an interest rate swap relating to each of the Class A-1b Notes, the Class A-2b Notes, the Class A-3b Notes and the Class A-4 Notes between GMAC and the Primary Swap Counterparty, in effect on the Closing Date, which has been or will be entered into pursuant to the Back-to-Back Swap Agreement.

     "Back-to-Back Swap Transaction" means each transaction described in a Back-to-Back Confirmation.

     "Closing Date" means June 7, 2007.

     "DBRS" means DBRS, Inc.

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     "Delinquent Payments" means any payments owed to the Trust as a result of liabilities, obligations and duties of the Primary Swap Counterparty pursuant to the Primary Swap Agreement accruing prior to the Assignment Date that have not been made by the Primary Swap Counterparty.

     A "Designated Event" shall occur (a) if one or more Events of Default occurs under the Primary Swap Agreement with the Primary Swap Counterparty as the Defaulting Party and the Trust notifies the Primary Swap Counterparty that it is declaring a Designated Event to have occurred, (b) upon the occurrence of any applicable Termination Event under the Primary Swap Agreement in which the Primary Swap Counterparty is an Affected Party, if no transfer is effected under
Section 6(b)(ii) of the Primary Swap Agreement with respect to such event and an assignment pursuant to Section 2.01 hereof would not result in the occurrence of an independent Termination Event under the resulting Fallback Swap Agreement,
(c) upon the occurrence of a "Credit Downgrade" as described in any Primary Confirmation, if no appropriate arrangements pursuant to such Primary Confirmation's credit downgrade provisions are made within thirty (30) days of receipt of notice of such reduction (unless, within such thirty (30) day period, each applicable Rating Agency has reconfirmed the rating of the CARAT 2007-SN1 Notes that was in effect immediately prior to such reduction with respect to such "Credit Downgrade" event) if, upon the expiration of such thirty (30) day period, GMAC: (i) is rated at least "AA-" by S&P, "AA(low)" by DBRS and "AA-" by Fitch; or (ii) with the posting of collateral or provision of other appropriate credit support, is rated at least "A-" by S&P, "A(low)" by DBRS and "A-" by Fitch, or (d) if the Trust receives a notice from the Primary Swap Counterparty pursuant to the provisions of Section 2.04 herein.

     "Fallback Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as the date hereof, between GMAC and the Trust, and each Fallback Confirmation.

     "Fallback Confirmation" means each of the Confirmations between GMAC and the Trust, documented under the Fallback Swap Agreement relating to each of the Class A-1b Notes, the Class A-2b Notes, the Class A-3b Notes and the Class A-4 Notes, evidencing the terms of an interest rate swap, assigned to GMAC by the Primary Swap Counterparty in accordance with Section 2.01 hereof following the occurrence of a Designated Event.

     "Fallback Swap Transaction" means each transaction resulting from the assignment of a transaction under the Primary Swap Agreement upon the occurrence of a Designated Event, the terms of which are set forth in a Fallback Confirmation.

     "Fitch" means Fitch, Inc. and any successor.

     "Joint Probability" has the meaning given in the Primary Confirmation.

     "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Primary Confirmation" means each of the Confirmations evidencing the terms of an interest rate swap relating to each of the Class A-1b Notes, the Class A-2b Notes, the Class A-3b


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Notes and the Class A-4 Notes between the Primary Swap Counterparty and the
Trust, in effect on the Closing Date, which has been or will be entered into pursuant to the ISDA Master Agreement (including the Schedule thereto), dated as of the date hereof, between the Primary Swap Counterparty and the Trust.

     "Primary Swap Agreement" means the ISDA Master Agreement (including the Schedule thereto), dated as the date hereof, between the Primary Swap Counterparty and the Trust, and each Primary Confirmation.

     "Primary Swap Transaction" means each transaction described in a Primary Confirmation.

     "Requisite Rating" means a long-term, unsecured and unsubordinated debt rating from S&P which, when considered together with the long-term, unsecured and unsubordinated debt rating of GMAC, would result in a Joint Probability of at least AA- in the case of S&P, so long as the CARAT 2007-SN1 Notes are rated by S&P.

     "Seller" means the Person executing the Trust Sale and Administration Agreement as the Seller, or its successor in interest pursuant to Section 3.03 of the Trust Sale and Administration Agreement.

     "Settlement Amount" shall mean the amount determined as such under the Primary Swap Agreement, except that any reference to the term "Termination" or "Terminated" therein is deemed to be "Assignment and "Assigned" respectively and reference to "Early Termination Date" shall be a reference to the "Assignment Date."

     "S&P" means Standard and Poor's Ratings Service and any successor.

     "Trust Administrator" means GMAC or its successor as trust administrator pursuant to the Trust Sale and Administration Agreement.

     "Trust Sale and Administration Agreement" means the Trust Sale and Administration Agreement, dated as of date hereof, between the Seller, the Trust Administrator and the Trust, as amended and supplemented from time to time.

     "Unpaid Amounts" shall mean the amount determined as such under the Primary Swap Agreement.

     Section 1.02 Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified for such terms (i) in the Primary Swap Agreement or the Back-to-Back Swap Agreement, as dictated by its context or (ii) if not defined therein, in Appendix A to the Trust Sale and Administration Agreement. The rules of construction specified in Part II of such Appendix A shall apply to this Agreement.


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                                   ARTICLE II

                        ASSIGNMENT UPON DESIGNATED EVENT

     Section 2.01 Assignment. In the event that a Designated Event shall have occurred and is then continuing and the Trust has notified GMAC in writing of such occurrence and continuance and has provided evidence reasonably satisfactory to GMAC that a Designated Event has occurred and is then continuing, each of the following shall automatically occur on the Assignment
Date:

          (a) Each Primary Swap Transaction shall be assigned by the Primary Swap Counterparty to GMAC and GMAC shall accede to all of the rights and obligations of the Primary Swap Counterparty under each such Primary Swap Transaction and be subject to the applicable credit downgrade provisions under each such Primary Swap Transaction; provided, however, that upon such assignment, each such transaction shall be evidenced by a Fallback Confirmation and shall be governed by the terms of the Fallback Swap Agreement (including rights, title and interests and liabilities, obligations and duties accruing prior to the Assignment Date) and, except as expressly provided in this paragraph (a) and paragraph (b) below, on and at all times following the Assignment Date, the Primary Swap Agreement and each Primary Swap Transaction thereunder shall terminate and neither the Trust nor the Primary Swap Counterparty shall have any rights, liabilities, obligations or duties thereunder, including, without limitation payment obligations of any kind. In connection with the foregoing, in the event that there are Delinquent Payments under the Primary Swap Transaction, GMAC shall promptly (and in any event no later than the next Business Day) make the full amount of such Delinquent Payments to the Trust (but only to the extent that GMAC has not made a corresponding payment under the Fallback Swap Agreement).

          (b) In connection with the assignment of the Primary Swap Agreement to GMAC pursuant to Section 2.01(a) above, a payment (the "Assignment Payment") shall be due, either to the Primary Swap Counterparty by GMAC or to GMAC by the Primary Swap Counterparty, which payment shall equal (A) the sum of the Settlement Amount (as determined by GMAC (on behalf of the Trust)) in respect of the Primary Swap Agreement and the Assignment Currency Equivalent of the Unpaid Amounts owing to the Trust by the Primary Swap Counterparty under the Primary Swap Agreement (without giving effect to any Delinquent Payments made by GMAC) less (B) the Assignment Currency Equivalent of the Unpaid Amounts owing by the Trust to the Primary Swap Counterparty under the Primary Swap Agreement. If that amount is a positive number, the Primary Swap Counterparty shall pay it to GMAC; if it is a negative number, GMAC shall pay the absolute value of that amount to the Primary Swap Counterparty. The amount of the Assignment Payment determined as being due as a result of the assignment shall be payable within five Business Days following the Assignment Date.

          (c) The Back-to-Back Swap Transaction shall be terminated on and as of the Assignment Date. For the purposes thereof, the Assignment Date shall be deemed to be an Early Termination Date for the Back-to-Back Swap Transaction and the Primary Swap


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     Counterparty shall be deemed to be the Affected Party and the payment in respect of the termination of the Back-to-Back Swap shall be determined in accordance with the provisions of Section 6(e)(ii)(1) of the Primary Swap Agreement (the "Back-to-Back Early Termination Payment"). If, either GMAC or the Primary Swap Counterparty (such party in such capacity, the "Post Assignment Payor") has made payments to the other party (such party in such capacity, the "Post Assignment Payee") under the Back-to-Back Swap Agreement in respect of amounts accruing on or after the Assignment Date, other than the Back-to-Back Early Termination Payment, the Post Assignment Payee agrees to reimburse the Post Assignment Payor in an amount equal to the full amount of any such payments. If, prior to the Assignment Date, GMAC or the Primary Swap Counterparty (such party in such capacity, the "Pre Assignment Payor") has not made all or any part of the payments required to be made by it to the other party (such party in such capacity, the "Pre Assignment Payee") under the Back-to-Back Swap Agreement, the Pre Assignment Payor agrees to pay, without duplication of any termination payment (including any Unpaid Amounts as defined in the Back-to-Back Swap Agreement) that may become due to the Pre Assignment Payee as of the Assignment Date, an amount equal to the full amount of any such payments.

          (d) Upon (i) the effectiveness of the Fallback Swap Agreement and (ii) the payment by GMAC to the Trust in a timely fashion of all Delinquent Payments, if any, (x) the Event of Default or Termination Event under the Primary Swap Agreement constituting such Designated Event, if any, shall be deemed to be cured on and as of the Assignment Date for purposes of establishing the rights and obligations of the parties under the Fallback Swap Agreement, and (y) no Early Termination Date (as defined in the Primary Swap Agreement) may be designated as a result of such Designated Event.

     Section 2.02 Additional Contingent Counterparty. If GMAC has acceded to the rights and obligations of the Primary Swap Counterparty under the Primary Swap Agreement in accordance with the provisions of this Article II, GMAC shall have the option to find a Person with the Requisite Rating that will either (i) enter into an assignment agreement that is substantially similar to this Agreement pursuant to which such Person will become the Additional Contingent Counterparty or (ii) enter into swap transaction(s) substantially similar to the Primary Swap Transaction(s) (the "Replacement Primary Swaps") and a contingent assignment agreement under which such Person would accede to the rights and obligations of GMAC under the Fallback Swap Agreement, in which case GMAC will become the Additional Contingent Counterparty. The Primary Swap Counterparty shall reimburse GMAC for any reasonable costs associated with finding a party to serve as the counterparty under the Replacement Primary Swaps or as the Additional Contingent Counterparty, as the case may be. Any delay or inability in finding a party to serve as the counterparty under the Replacement Primary Swaps or as the Additional Contingent Counterparty will not result in the occurrence of a Termination Event, an Event of Default or otherwise lead to the designation of an Early Termination Date under the Fallback Swap Agreement.

     Section 2.03 Trust Declaration of Designated Event. If the circumstances potentially giving rise to a Designated Event are those set forth in clause (a) of the definition of "Designated Event," then the Trust shall elect to declare a Designated Event (i) if any one of the Events of Default under the Primary Swap Agreement with respect to the Primary Swap Counterparty as


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the Defaulting Party is the result of a breach by the Primary Swap Counterparty of Section 5(a)(i) of the Primary Swap Agreement or (ii) otherwise, if and only if, at the time of such election, the long-term unsecured debt obligations of the Contingent Swap Counterparty are rated at least "AA-" by S&P and at least "AA-" by Fitch.

     Section 2.04 Notice. The Primary Swap Counterparty agrees that, to the extent that it has actual knowledge that it will be unable to make a payment or delivery on a scheduled payment date under the Primary Swap Agreement, it shall provide notice to the Trust of such inability at least two Business Days prior to such scheduled payment date. This Section 2.04 shall not be construed to obligate the Primary Swap Counterparty to undertake any affirmative action or inquiry to ascertain whether it will be able to make any such payment or delivery. Any failure by the Primary Swap Counterparty to provide notice to the Trust of such inability shall be without prejudice to the Primary Swap Counterparty's rights under this Agreement and the Primary Swap Agreement.

                                  ARTICLE III

                                  MISCELLANEOUS

     Section 3.01 Miscellaneous.

          (a) Entire Agreement. This Agreement, the Primary Swap Agreement and the Back-to-Back Swap Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter thereof and supersede all oral communications and prior writings (except as otherwise provided therein) with respect thereto.

          (b) Counterparts. This Agreement may be executed and delivered in counterparts (including by facsimile transmission) each of which will be deemed an original.

          (c) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

          (D) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS BUT WITHOUT PREJUDICE TO THE PROVISIONS OF
     SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          (e) Notices. All demands, specifications and notices to a party hereto under this Agreement will be made pursuant to the provisions of the Primary Swap Agreement or the Back-to-Back Swap Agreement, as applicable.

          (f) No Waiver. Notwithstanding any other provision in this Agreement to the contrary, no full or partial failure to exercise and no delay in exercising, on the part of


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     any party hereto, any right, remedy, power or privilege under this
     Agreement, regardless of the frequency or constancy of such failure or delay, shall operate in any way as a waiver thereof by such party.

          (g) Inconsistencies. Except as expressly provided herein, the Primary Swap Agreement shall not be deemed to be amended hereby in any respect. In the event of any inconsistencies between the provisions of this Agreement and those of the Primary Swap Agreement or the Back-to-Back Swap Agreement, the provisions hereof shall prevail.

          (h) Amendments. This Agreement may not be amended except by the execution of a written instrument by all parties hereto.

          (i) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as Owner Trustee of Capital Auto Receivables Asset Trust 2007-SN1 in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware in its individual, corporate capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.


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          IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date hereof.

                                        CAPITAL AUTO RECEIVABLES ASSET TRUST
                                        2007-SN1

                                        By: DEUTSCHE BANK TRUST COMPANY
                                            DELAWARE, not in its individual
                                            capacity but solely as Owner Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-In-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-In-Fact


                                        GMAC LLC


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization


                                        CITIBANK, N.A.


                                        By: /s/ William J. Kloehn
                                            ------------------------------------
                                        Name: William Kloehn
                                        Title: Managing Director

                                        Triparty Contingent Assignment Agreement